UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): January 22, 2007

                                Electroglas, Inc.
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


       0-21626                                            77-0336101
(Commission File Number)                    (I.R.S. Employer Identification No.)


                 5729 Fontanoso Way, San Jose, California 95138
               (Address of Principal Executive Offices) (Zip Code)


                                 (408) 528-3000
              (Registrant's Telephone Number, Including Area Code)


                 ----------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)

Item 1.01. Entry into a Material Definitive Agreement.

         Electroglas, Inc., a Delaware corporation (the "Company"), entered into an Amendment No. 5 to Loan and Security Agreement (the "5th Amendment"), dated January 22, 2007, by and between the Company and Comerica Bank ("Comerica"). The 5th Amendment amends that certain Loan and Security Agreement (the "Loan Agreement"), dated as of July 16, 2004, by and between the Company and Comerica, as amended by that certain Amendment No. 1 to Loan and Security Agreement dated as of January 24, 2005, as further amended by that certain Amendment No. 2 to Loan and Security Agreement dated July 12, 2005, as further amended by that certain Amendment No. 3 to Loan and Security Agreement dated April 25, 2006, as further amended by that certain Amendment No. 4 to Loan and Security Agreement dated September 6, 2006.

         The 5th Amendment amends certain financial covenants with which the Company is required to comply in accordance with the terms of the Loan Agreement, as amended. The 5th Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference in its entirety.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

         See the disclosures set forth in Item 1.01 of this Form 8-K, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.


Exhibit
Number          Description
-------         -----------

10.1 Amendment No. 5 to Loan and Security Agreement, dated as of January 22, 2007, by and between the Company and Comerica Bank.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized officer.


                                        Electroglas, Inc.

Date: January 24, 2007                  By: /s/ Thomas E. Brunton
                                            ---------------------
                                            Thomas E. Brunton
                                            Chief Financial Officer

                                  EXHIBIT INDEX

(d) Exhibits.


Exhibit
Number          Description
-------         -----------

10.1 Amendment No. 5 to Loan and Security Agreement, dated as of January 22, 2007, by and between the Company and Comerica Bank.